                                                                    EXHIBIT 21.1


                                  SUBSIDIARIES


SUBSIDIARIES OF DIGITAL TELEVISION SERVICES, INC.

                                 Form of                Jurisdiction of     Interest of Digital Television
Entity                           Organization           Organization        Services, Inc.
------                           ------------           ---------------     ------------------------------
DTS Capital, Inc.                corporation            Delaware            100%

DTS Management, LLC              limited liability      Georgia             100% member interest
                                 company


SUBSIDIARIES OF DTS MANAGEMENT, LLC

                                     Form of                Jurisdiction of    Interest of DTS
Entity                               Organization           Organization       Management, LLC
------                               ------------           ---------------    ---------------
Digital Television Services of       limited liability      Delaware           100% member interest
California, LLC                      company

Digital Television Services of       limited liability      Georgia            100% member interest
Colorado, LLC                        company

Digital Television Services of       limited liability      Georgia            100% member interest
Georgia, LLC                         company

Digital Television Services of       limited liability      Georgia            100% member interest
Indiana, LLC                         company

Digital Television Services of       limited liability      Georgia            100% member interest
Kansas, LLC                          company

Digital Television Services of       limited liability      Georgia            100% member interest
Kentucky, LLC                        company

Digital Television Services of New   limited liability      Georgia            100% member interest
Mexico, LLC                          company

Digital Television Services of New   limited liability      Georgia            100% member interest
York I, LLC                          company



Digital Television Services of       limited liability      Georgia            100% member interest
South Carolina I, LLC                company

Digital Television Services of       limited liability      Georgia            100% member interest
Vermont, LLC                         company

Spacenet, Inc.                       corporation            New Mexico         100%


SUBSIDIARIES OF OTHERS

         DTS Capital, Inc. and the subsidiaries of DTS Management, LLC have no subsidiaries.